UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36868	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2019, Medicine Man Technologies, Inc., a Nevada corporation (the “Company”) entered into a binding term sheet with the Starbuds Group (as defined below), whereby the Company agreed to purchase the membership interests of each member (each, a “Member” and, collectively, the “Members”) of each Starbuds Company (as defined below) (the “Proposed Transaction”).

As previously disclosed in the Current Report on Form 8-K filed with the SEC on June 8, 2020 by the Company, the Company and SBUD, LLC, a Colorado limited liability company and wholly-owned subsidiary of the Company (the “Purchaser”), entered into thirteen separate purchase agreements (each, an “Agreement” and, collectively, the “Agreements”) with the sellers signatory thereto (each, a “Starbuds Company” and, collectively the “Starbuds Group”), whereby the Purchaser agreed to purchase substantially all of the assets of the Starbuds Group from each individual Starbuds Company pursuant to the Agreements (the “Purchase”). The Agreements were entered into in lieu of the Proposed Transaction.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on September 21, 2020 by the Company, the Company and the Purchaser entered into an Omnibus Amendment No. 1 to Asset Purchase Agreements (“Omnibus Amendment No. 1”) with each Starbuds Company. Omnibus Amendment No. 1 revised certain material terms originally set forth in the Agreements.

As previously disclosed in the Quarterly Report on Form 10-Q filed with the SEC on November 6, 2020, the Company entered into a Securities Purchase Agreement (as amended to date, the “SPA”) with Dye Capital Cann Holdings II, LLC (the “Investor”) for the purchase of the Company’s Series A preferred stock, par value $0.001 per share (the “Preferred Stock”) of the Company in a private placement (the “Private Placement”).

As previously disclosed in the Current Report on Form 8-K filed on December 16, 2020, the Company entered into an Amendment to the SPA (the “First Amendment”) with the Investor to change the number of shares of Preferred Stock the Investor would purchase under the SPA, between the Company and the Investor from 12,400 shares to up to 13,000 shares in one or more closings, among other changes. The Company used the proceeds from the Private Placement for the acquisition of Star Buds, as described below.

As previously disclosed in the Current Report on Form 8-K filed with the SEC on December 22, 2020 by the Company, the Company and the Purchaser entered into an Omnibus Amendment No. 2 to Asset Purchase Agreements (“Omnibus Amendment No. 2”) with each Starbuds Company. Omnibus Amendment No. 2 revised certain material terms originally set forth in the Agreements, as amended by Omnibus Amendment No. 1 (as amended to date, each, an “APA”).

As previously disclosed in the Current Report on Form 8-K filed with the SEC on February 9, 2021 by the Company, on February 3, 2021, the Company entered into a Second Amendment to Securities Purchase Agreement (the “Second Amendment”) with the Investor to change the number of shares of the Preferred Stock the Investor may purchase under the SPA from 13,000 to up to 17,000 in one or more closings, among other changes.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 2, 2021, pursuant to the applicable APA, the Company and the Purchaser closed on the acquisition of (i) Starbuds Aurora LLC, (ii) Store 3 – SB Arapahoe LLC, (iii) Citi-Med LLC, (iv) Starbuds Louisville LLC and (v) Store 9 – KEW LLC. The aggregate purchase price for the assets of the Starbuds Group acquired on March 2, 2021 was approximately $71.8 million and was paid to each applicable Starbuds Company and the Members as a combination of cash, an aggregate of 15,228.45 shares of Preferred Stock, together with an aggregate of 2,687.37 shares of Preferred Stock to be held in escrow pursuant to the terms, and subject to the conditions, set forth in Omnibus Amendment No. 2 and warrants to purchase an aggregate of 3,359,215.32 shares of the Company’s common stock at exercise price equal to $1.20 per share (the “Transaction Warrants”). The Company funded the aggregate cash portion of the purchase price for each Starbuds Company who was acquired on March 2, 2021 from the net proceeds of the transactions disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 4, 2021. Mr. Brian Ruden, a member of the Board of Directors of the Company, has an ownership interest in each Starbuds Company that was acquired on March 2, 2021.

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The description of Omnibus Amendment No. 2 contained in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 22, 2020 (the “Prior 8-K”) is incorporated herein by reference. The summary of Omnibus Amendment No. 2 and the transactions contemplated thereby contained in the Prior 8-K does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Omnibus Amendment No. 2 filed as Exhibit 2.1 to the Prior 8-K, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 2.01 above is incorporated herein by reference.

The Preferred Stock and the Transaction Warrants have not been registered under the Securities Act of 1933, as amended (the “Act”), or state securities laws. The issuances of the Preferred Stock and the Transaction Warrants were exempt from the registration requirements of the Act pursuant to Section 4(a)(2) of the Act and Rule 506 of Regulation D promulgated thereunder (“Regulation D”), made only to and with an “accredited investor” as defined in Regulation D. This Current Report on Form 8-K shall not constitute an offer to sell, nor the solicitation of an offer to buy, the securities described herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Item 8.01. Other Events

On March 3, 2021, the Company issued a press release relating to the completion of the acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of each Starbuds Company required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information reflecting the Purchase, to the extent required by this item, will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 3, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: March 8, 2021		Daniel R. Pabon General Counsel

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